SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 18, 2007
                                                           -------------


                                   AAON, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


           Nevada                       0-18953                  87-0448736
           ------                       -------                  ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


                     2425 South Yukon, Tulsa, Oklahoma 74107
                     ---------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (918) 583-2266

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Item 5.02.   Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

                    On July 18, 2007, Thomas E. Naugle, a member of the Board of
               Directors of AAON, Inc. (the "Company"), submitted his resignation from the Board of Directors effective immediately, as anticipated in the Company's Proxy Statement for its 2007 Annual Meeting of Stockholders.

                    Also, on July 18, 2007, Paul K. Lackey, Jr., and A.H.
               McElroy II were elected as Class I directors of the Company to fill the two vacancies on the Board of Directors. Mr. Lackey was appointed as a member of the Audit Committee and Mr. McElroy was appointed as a member of the Compensation Committee.


Item 8.01.   Other Events.

                    Registrant executed a Third Amendment to Third Restated
               Revolving Credit Loan Agreement on July 30, 2007.


Item 9.01    Financial Statements and Exhibits.

                         (c) A copy of the Third Amendment to Third Restated
                    Revolving Credit Loan Agreement is filed herewith as Exhibit 99.1.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AAON, INC.


Date:  August 6, 2007                       By:     /s/ John B. Johnson, Jr.
                                                 -------------------------------
                                                 John B. Johnson, Jr., Secretary

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